UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 23, 2008

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26059	87-0430322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1706, No. 30 Di Wang Building, Gan Shui Road, Nandang District, Harbin, People’s Republic of China 150001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86-451-53994073 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 23, 2008, China Sky One Medical, Inc. (the “Company”) distributed a press release announcing the approval of the listing of the Company’s common shares on the American Stock Exchange (AMEX). A copy of this press release is furnished as an exhibit to this report.

Item 8.01 Other Events.

On May 23, 2008, the Company announced that that its common shares have been approved for listing on the AMEX under the trading symbol of “CSY”. The date that the Company’s shares will begin trading on the AMEX has not been selected yet. Once the shares commence trading on the AMEX, the Company intends that quotations for the common shares on the OTC Bulletin Board will cease.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated March 23, 2008, relating to acceptance of listing of Common Shares of China Sky One Medical, Inc. on American Stock Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date: May 23, 2008	By:	/s/ Liu Yan Qing
Liu Yan Qing
Chairman, Chief Executive Officer and President